Exhibit 99.3

©2 02 3 I d e a no m i c s 1 FY & Q4 2022 Earnings March 30, 2023 NASDAQ: IDEX

DISCLOSURE AND FORWARD - LOOKING STATEMENTS 2 ©2023 Ideanomics This presentation contains certain statements that may include 'forward looking statements’ within the meaning of federal securities laws. All statements, other than statements of historical facts, included herein are 'forward - looking statements.’ Although the Company believes that the expectations reflected in these forward - looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward - looking statements, which speak only as of the date of this presentation. The Company's actual results could differ materially from those anticipated in these forward - looking statements as a result of a variety of factors, including those discussed in the Company's periodic reports that are filed with and available from the Securities and Exchange Commission. All forward - looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward - looking statements. The financial information and data contained in this presentation is unaudited and does not conform to the Securities and Exchange Commission's Regulation S - X. This presentation includes certain estimated financial information and forecasts that are not derived in accordance with generally accepted accounting principles (GAAP), and which may be deemed to be non - GAAP financial measures within the meaning of Registration G promulgated by the Securities and Exchange Commission. The Recipient acknowledges that US securities laws prohibit any Person who has received from an issuer any material, non - public information from purchasing or selling securities of such issuer or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities.

TONY SKLAR SVP, Investor Relations NASDAQ: IDEX 3 ©2023 Ideanomics

ALF POOR CEO NASDAQ: IDEX 4 ©2023 Ideanomics

2022: GROWING REVENUE FROM EVS & CHARGING SOLUTIONS $68 Million in revenue • Energica doubled its revenue • Solectrac 4x growth in revenue • US Hybrid strategic partnerships 5 ©2023 Ideanomics

2022: DELIVERING ON OUR MISSION TO ACCELERATE THE COMMERICAL ADOPTION OF ELECTRIC VEHICLES VIA Motors • $170 million order to Pegasus • Partnership with EAVX Energica • Enhanced brand awareness • New products & services 6 ©2023 Ideanomics

ALI ADBO Riding Energica EsseEsse9 7 ©2023 Ideanomics

GIRISH SAWANT Director of Operations and After Sales 8 ©2023 Ideanomics SOLECTRAC’S ASSEMBLY FACILITY – WINDSOR, CA

STEPHEN JOHNSTON CFO 9 ©2023 Ideanomics NASDAQ: IDEX Charging pad images have been altered to replace WAVE’s former logo with WAVE’s current logo.

FINANCIAL RESULTS 2022 KEY TAKEAWAYS Revenue of $100.9 Million Profit of - $.08 Million +70% YoY increase in Revenue from EV sales 10 ©2023 Ideanomics

$90 million dollars for Energica, Solectrac, US Hybrid and WAVE Charging. 11 ©2023 Ideanomics • New product development • Enhancing brand recognition • Optimizing operations $100+ million for VIA Motors • Production intent vehicles • Product validation • Secure a manufacturing facility CAPITAL NEEDS FOR THE NEXT 12 MONTHS

ROBIN MACKIE COO 12 ©2023 Ideanomics NASDAQ: IDEX

PRESERVING & GROWING VALUE 30% Cost Reduction Target Cost Management Efficient Execution Enhanced Business Performance Divestitures 13 ©2023 Ideanomics

WAVE CHARGING One brand Charging solutions for commercial fleets Preferred charging solutions provider to VIA 14 ©2023 Ideanomics

ALF POOR CEO NASDAQ: IDEX 15 ©2023 Ideanomics

OUR ROADMAP TO 2027

PRODUCTION

2023
- Solectrac US Gulf Coast assembly
- Secure facility for VIA manufacturing operations

2023/2024
- WAVE Charging U.S. manufacturing

2027
- Production capacity of 88,000 EVs per year

PRODUCTS

2023
- Energy Cloud
- VIA production intent vehicles
- Three new Solectrac models.

2024
- New Energica model

2025
- Four new Solectrac models
- New Energica model

SALES

2023
- Solectrac, Energica B2C and fleet sales, dealer network expansion
- US Hybrid follow-on orders
- WAVE Charging sales

2024
- WAVE charging sales in the EU and MENA

2024 - 2025
- All VIA vehicles already sold

©2023 Ideanomics
16

ACTIONS TODAY Reduce costs and cash burn Executing our established strategy 17 ©2023 Ideanomics Customer centricity and sales

Q&A NASDAQ: IDEX 18 ©2023 Ideanomics